                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 2, 2003
                                                           ------------

                                 RENT-WAY, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



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
          Pennsylvania                   0-22026                         25-1407782
-------------------------------   ------------------------   ---------------------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer Identification No.)
         incorporation)
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 One RentWay Place, Erie, Pennsylvania                                  16505
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (814) 455-5378
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On June 2, 2003, Rent-Way, Inc. reported that it has closed its previously announced sale of $205 million of senior secured notes. In connection with the note sale, the company also closed a new $60 million revolving line of credit and sold $15 million in newly authorized 8% convertible preferred stock in a private placement. The material agreements entered into by company in connection with the company's sale of senior secured notes and the closing of its new revolving line of credit are attached to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

Exhibit No.             Description
-----------             -----------
 4.1                    Indenture dated June 2, 2003 among Rent-Way, Inc., the
                        subsidiary guarantors (as defined therein) and
                        Manufacturers and Traders Trust Company, as trustee.

10.1                    Registration Rights Agreement dated May 23, 2003 among
                        Rent-Way, Inc., Citigroup Global Markets, Inc., as the initial purchaser, and the subsidiary guarantors signatory thereto.

10.2                    Credit Agreement dated as of June 2, 2003 among
                        Rent-Way, Inc., the guarantors from time to time parties thereto, the lenders from time to time parties thereto and Harris Trust and Savings Bank, as administrative agent, National City Bank of Pennsylvania, as syndication agent, and BMO Nesbit Burns, as lead arranger.

10.3                    Intercreditor Agreement dated as of June 2, 2003 among
                        Harris Trust and Savings Bank, as senior agent,
                        Manufacturers and Traders Trust Company, as trustee and
                        collateral agent under the Indenture, and Rent-Way, Inc.
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                                      -2-
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RENT-WAY, INC.

Date:  June 3, 2003               By: /s/ William A. McDonnell
                                      -------------------------
                                      William A. McDonnell
                                      Vice President and Chief Financial Officer


                                      -3-
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                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
 4.1                    Indenture dated June 2, 2003 among Rent-Way, Inc., the
                        subsidiary guarantors (as defined therein) and
                        Manufacturers and Traders Trust Company, as trustee.

10.1                    Registration Rights Agreement dated May 23, 2003 among
                        Rent-Way, Inc., Citigroup Global Markets, Inc., as the initial purchaser, and the subsidiary guarantors signatory thereto.

10.2                    Credit Agreement dated as of June 2, 2003 among
                        Rent-Way, Inc., the guarantors from time to time parties thereto, the lenders from time to time parties thereto and Harris Trust and Savings Bank, as administrative agent, National City Bank of Pennsylvania, as syndication agent, and BMO Nesbit Burns, as lead arranger.

10.3                    Intercreditor Agreement dated as of June 2, 2003 among
                        Harris Trust and Savings Bank, as senior agent, Manufacturers and Traders Trust Company, as trustee and collateral agent under the Indenture, and Rent-Way, Inc.
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